CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



We hereby consent to the use of this Registration Statement of Form SB 2/A of our report dated February 19, 2001, except for notes 7, 8, 9, and 22 which are dated May 3, 2001, relating to the financial statements of NEBO Products, Inc., and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                                              /s/ TANNER + CO.

                                                              TANNER + CO.